SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                        Date of Report: October 16, 2003

                             Group 1 Software, Inc.
             (Exact name of registrant as specified in its charter)

Delaware                       0-6355                     52-0852578
(Sate of other                 (Commission File           (IRS Employer
jurisdiction of                Number)                    Identification
incorporation)                                            Number)

4200 Parliament Place,                                    20706-1844
Suite 600                                                 (Zip Code)
(Address of principal
executive offices)

(301) 918-0400
(Registrant's telephone number, including area code)


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Item 12. Disclosure of Results of Operations and Financial Condition

      The registrant's press release dated October 13, 2003, announcing financial results for the fiscal quarter ended September 30, 2003, is attached as Exhibit 99.1.


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EXHIBIT INDEX

Exhibit No.       Description

99.1              Group 1 Software Press Release dated October 13, 2003.


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